UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2017

Global Indemnity Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34809	98-1304287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Hospital Road George Town, Grand Cayman KY1-9008, Cayman Islands	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

The information required by this 1.01 as it relates to the Indenture (as defined below) is set forth in Item 2.03 is hereby incorporated herein by reference in response to this Item.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On March 23, 2017, Global Indemnity Limited (the “Company”) completed its previously announced sale of $120 million aggregate principal amount of its 7.875% Subordinated Notes due 2047 (the “Firm Notes”) to the several underwriters named in Schedule II (the “Underwriters”) to the Underwriting Agreement, dated March 16, 2017 (the “Underwriting Agreement”), by and between the Company and Morgan Stanley & Co. LLC, UBS Securities LLC and RBC Capital Markets, LLC, as managers for the Underwriters.

Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional $18 million aggregate principal amount of its 7.875% Subordinated Notes due 2047 (together with the Firm Notes, the “Notes”), solely to cover over-allotments, if any. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-205451) (the “Registration Statement”) previously filed with the Securities and Exchange Commission under the Act. The Firm Notes were issued pursuant to the Indenture described below.

Certain of the underwriters and their affiliates have engaged in, and may in the future engage in, various financial advisory and investment banking services and other commercial dealings in the ordinary course of business with the Company or its affiliates, for which they have received, or may in the future receive, customary fees and commissions.

Second Supplemental Indenture

The Company issued the Firm Notes under an Indenture, dated as of August 12, 2015 (the “Base Indenture”), by and between the Company, as successor to Global Indemnity plc, and Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), as supplemented by a First Supplemental Indenture, dated November 7, 2016 (the “First Supplemental Indenture”), between the Company, Global Indemnity plc and the Original Trustee, and as further supplemented with respect to the Notes by a Second Supplemental Indenture, dated as of March 23, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), by and among the Company, the Original Trustee and U.S. Bank National Association, as trustee with respect to the Notes (the “Series Trustee”).

The Notes bear interest at an annual rate equal to 7.875%, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing July 15, 2017. The Notes mature on April 15, 2047. The Company has the right to redeem the Notes in $25 increments, in whole or in part, on April 15, 2022, or on any interest payment date thereafter, at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest to, but not including, the date of redemption. The Firm Notes were issued in minimum denominations of $25 and integral multiples thereof.

The Notes are the Company’s subordinated unsecured obligations and rank (i) senior to our existing and future capital stock, (ii) senior in right of payment to any existing and future junior subordinated debt, (iii) equally in right of payment with any existing unsecured, subordinated debt that the Company has issued or that the Company may issue in the future that ranks equally with the Notes, including the

Company’s existing 7.75% Subordinated Notes due 2045, and (iv) subordinate in right of payment to any of the Company’s existing and future senior debt. In addition, the Notes are structurally subordinated to all existing and future indebtedness, liabilities and other obligations of the Company’s subsidiaries, including the Company’s margin borrowing facilities.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents. For a complete description of the terms and conditions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, please refer to the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively. The computation of the Company’s ratio of earnings to fixed charges is filed as Exhibit 12.1 hereto, and is incorporated into the Registration Statement.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2017, by and among Global Indemnity Limited and Morgan Stanley & Co. LLC, UBS Securities LLC and RBC Capital Markets, LLC, as managers for the several underwriters named therein

4.1	Indenture, dated as of August 12, 2015, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on August 17, 2015)

4.2	First Supplemental Indenture, dated as of November 7, 2016, by and among the Company, Global Indemnity plc, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on November 7, 2016)

4.3	Second Supplemental Indenture, dated as of March 23, 2017, by and among the Company, Wells Fargo Bank, National Association, and U.S. Bank National Association

4.4	Form of 7.875% Subordinated Notes due 2047 (incorporated by reference to Annex A-1 to Exhibit 4.2)

5.1	Opinion of Walkers

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Walkers (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDEMNITY LIMITED

Date: March 23, 2017	By:	/s/ Thomas M. McGeehan
		Name:	Thomas M. McGeehan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2017, by and among Global Indemnity Limited and Morgan Stanley & Co. LLC, UBS Securities LLC and RBC Capital Markets, LLC, as managers for the several underwriters named therein

4.1	Indenture, dated as of August 12, 2015, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on August 17, 2015)

4.2	First Supplemental Indenture, dated as of November 7, 2016, by and among the Company, Global Indemnity plc, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on November 7, 2016)

4.3	Second Supplemental Indenture, dated as of March 23, 2017

4.4	Form of 7.875% Subordinated Notes due 2047 (incorporated by reference to Annex A-1 to Exhibit 4.2)

5.1	Opinion of Walkers

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Walkers (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)